                                                                      EXHIBIT 99

                            GLOBAL STRUCTURED FINANCE

                                   BAFC 2003-1
                                COLLATERAL REPORT

1. ORIGINAL BALANCE

---------------------------------------------------------------------------------------------------------------------
                           NUMBER         AGGREGATE          PERCENT       AVERAGE
                             OF            CURRENT           OF LOANS     ORIGINAL      W.A.        W.A.       W.A.
                          MORTGAGE        PRINCIPAL        BY PRINCIPAL   PRINCIPAL    GROSS        FICO     ORIGINAL
ORIGINAL BALANCE           LOANS           BALANCE           BALANCE       BALANCE     COUPON      SCORE       LTV
---------------------------------------------------------------------------------------------------------------------
* 250,000                       49    $     7,201,909.14           0.71% $  148,646      6.89%       724        61.37%
---------------------------------------------------------------------------------------------------------------------
250,001 - 350,000              470        152,601,383.71          14.96     329,076     6.814        730         68.7
---------------------------------------------------------------------------------------------------------------------
350,001 - 450,000              896        349,048,657.03          34.21     395,440     6.798        733         68.3
---------------------------------------------------------------------------------------------------------------------
450,001 - 550,000              403        197,740,183.64          19.38     497,025     6.767        734        66.74
---------------------------------------------------------------------------------------------------------------------
550,001 - 650,000              246        148,948,241.13           14.6     613,571     6.774        731        64.87
---------------------------------------------------------------------------------------------------------------------
650,001 - 750,000               62         43,052,038.47           4.22     703,896     6.836        741        58.68
---------------------------------------------------------------------------------------------------------------------
750,001 - 850,000               65         51,283,594.80           5.03     800,268     6.764        736        57.32
---------------------------------------------------------------------------------------------------------------------
850,001 - 950,000               29         25,686,225.88           2.52     894,281     6.759        742        63.07
---------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000             46         44,711,563.06           4.38     992,185     6.815        739        52.46
---------------------------------------------------------------------------------------------------------------------
Total:                       2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                            W.A.         W.A.
                          ORIGINAL     REMAINING      W.A.
                           TERM TO      TERM TO       LOAN
ORIGINAL BALANCE          MATURITY     MATURITY       AGE
----------------------------------------------------------
* 250,000                      355           345        10
----------------------------------------------------------
250,001 - 350,000              356           344        11
----------------------------------------------------------
350,001 - 450,000              358           346        12
----------------------------------------------------------
450,001 - 550,000              358           347        12
----------------------------------------------------------
550,001 - 650,000              359           347        11
----------------------------------------------------------
650,001 - 750,000              358           347        11
----------------------------------------------------------
750,001 - 850,000              358           348        11
----------------------------------------------------------
850,001 - 950,000              360           350        10
----------------------------------------------------------
950,001 - 1,050,000            360           350        10
----------------------------------------------------------
Total:                         358           347        11
----------------------------------------------------------

* - less than or equal

Average: $456,635.85
Lowest: $63,700.00
Highest: $1,000,000.00

2. GROSS COUPON

---------------------------------------------------------------------------------------------------------------------
                           NUMBER         AGGREGATE          PERCENT       AVERAGE
                             OF            CURRENT           OF LOANS     ORIGINAL      W.A.        W.A.       W.A.
                          MORTGAGE        PRINCIPAL        BY PRINCIPAL   PRINCIPAL    GROSS       FICO      ORIGINAL
GROSS COUPON               LOANS           BALANCE           BALANCE       BALANCE     COUPON      SCORE       LTV
---------------------------------------------------------------------------------------------------------------------
5.251 - 5.375                    1    $       534,455.60           0.05% $  540,000      5.38%       748        74.48%
---------------------------------------------------------------------------------------------------------------------
5.626 - 5.750                    3          1,255,833.83           0.12     425,667      5.75        745        68.74
---------------------------------------------------------------------------------------------------------------------
5.751 - 5.875                    1            366,683.89           0.04     380,000     5.875        752         62.3
---------------------------------------------------------------------------------------------------------------------
5.876 - 6.000                    4          2,064,461.89            0.2     523,525         6        758        73.01
---------------------------------------------------------------------------------------------------------------------
6.001 - 6.125                    6          2,608,195.48           0.26     440,083     6.125        702        62.04
---------------------------------------------------------------------------------------------------------------------
6.126 - 6.250                   25         11,497,885.71           1.13     466,515      6.25        745        69.71
---------------------------------------------------------------------------------------------------------------------
6.251 - 6.375                   61         27,267,335.94           2.67     456,089     6.375        750        64.29
---------------------------------------------------------------------------------------------------------------------
6.376 - 6.500                  164         72,967,428.47           7.15     449,992       6.5        743         64.3
---------------------------------------------------------------------------------------------------------------------
6.501 - 6.625                  362        163,260,806.68             16     457,363     6.625        741        65.69
---------------------------------------------------------------------------------------------------------------------
6.626 - 6.750                  679        314,204,652.43           30.8     469,195      6.75        736        64.33
---------------------------------------------------------------------------------------------------------------------
6.751 - 6.875                  474        218,741,314.90          21.44     467,268     6.875        728        65.16
---------------------------------------------------------------------------------------------------------------------
6.876 - 7.000                  225         96,459,798.21           9.45     436,044         7        725        68.49
---------------------------------------------------------------------------------------------------------------------
7.001 - 7.125                  125         52,071,247.47            5.1     423,349     7.125        724        67.39
---------------------------------------------------------------------------------------------------------------------
7.126 - 7.250                   98         42,767,582.30           4.19     443,507      7.25        721        70.86
---------------------------------------------------------------------------------------------------------------------
7.251 - 7.375                   23          8,001,095.87           0.78     352,672     7.375        685        74.03
---------------------------------------------------------------------------------------------------------------------
7.376 - 7.500                   15          6,205,018.19           0.61     418,993       7.5        712        67.77
---------------------------------------------------------------------------------------------------------------------
Total:                       2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                            W.A.         W.A.
                          ORIGINAL     REMAINING      W.A.
                          TERM TO       TERM TO      LOAN
GROSS COUPON              MATURITY     MATURITY       AGE
----------------------------------------------------------
5.251 - 5.375                  360           351         9
----------------------------------------------------------
5.626 - 5.750                  360           345        15
----------------------------------------------------------
5.751 - 5.875                  360           352         8
----------------------------------------------------------
5.876 - 6.000                  360           349        11
----------------------------------------------------------
6.001 - 6.125                  360           348        12
----------------------------------------------------------
6.126 - 6.250                  360           347        13
----------------------------------------------------------
6.251 - 6.375                  358           347        11
----------------------------------------------------------
6.376 - 6.500                  358           348        10
----------------------------------------------------------
6.501 - 6.625                  358           348        10
----------------------------------------------------------
6.626 - 6.750                  358           346        11
----------------------------------------------------------
6.751 - 6.875                  358           347        11
----------------------------------------------------------
6.876 - 7.000                  356           344        12
----------------------------------------------------------
7.001 - 7.125                  357           344        13
----------------------------------------------------------
7.126 - 7.250                  360           346        14
----------------------------------------------------------
7.251 - 7.375                  360           346        14
----------------------------------------------------------
7.376 - 7.500                  360           346        14
----------------------------------------------------------
Total:                         358           347        11
----------------------------------------------------------

W.A.: 6.791%
Lowest: 5.375%
Highest: 7.500%

3. CREDIT SCORE

---------------------------------------------------------------------------------------------------------------------
                           NUMBER         AGGREGATE          PERCENT       AVERAGE
                             OF            CURRENT           OF LOANS     ORIGINAL      W.A.        W.A.       W.A.
                          MORTGAGE        PRINCIPAL        BY PRINCIPAL   PRINCIPAL     GROSS       FICO     ORIGINAL
CREDIT SCORE               LOANS           BALANCE           BALANCE       BALANCE     COUPON      SCORE       LTV
---------------------------------------------------------------------------------------------------------------------
800 - 824                       73    $    33,851,391.62           3.32% $  470,229      6.76%       774        67.61%
---------------------------------------------------------------------------------------------------------------------
775 - 799                      520        231,873,475.03          22.73     453,662     6.757        766        63.82
---------------------------------------------------------------------------------------------------------------------
750 - 774                      480        222,834,818.44          21.84     470,636     6.767        750        65.02
---------------------------------------------------------------------------------------------------------------------
725 - 749                      373        165,993,468.56          16.27     451,280     6.785        733        66.53
---------------------------------------------------------------------------------------------------------------------
700 - 724                      331        147,568,048.40          14.46     451,019     6.816        716        66.71
---------------------------------------------------------------------------------------------------------------------
675 - 699                      220        103,939,333.71          10.19     478,304     6.838        694         65.1
---------------------------------------------------------------------------------------------------------------------
650 - 674                      138         59,841,976.56           5.87     439,528     6.842        686        68.45
---------------------------------------------------------------------------------------------------------------------
625 - 649                       72         29,828,279.87           2.92     420,303     6.846        679        69.05
---------------------------------------------------------------------------------------------------------------------
600 - 624                       30         12,922,616.45           1.27     435,798      6.84        667        67.02
---------------------------------------------------------------------------------------------------------------------
575 - 599                       16          7,009,939.95           0.69     442,921     6.897        666        68.86
---------------------------------------------------------------------------------------------------------------------
550 - 574                       10          3,654,094.44           0.36     370,010     6.987        665        71.51
---------------------------------------------------------------------------------------------------------------------
525 - 549                        1            336,902.03           0.03     339,700         7        624        61.76
---------------------------------------------------------------------------------------------------------------------
500 - 524                        2            619,451.80           0.06     321,053     7.063        651        65.88
---------------------------------------------------------------------------------------------------------------------
Total:                       2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
---------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------
                             W.A.         W.A.
                           ORIGINAL     REMAINING      W.A.
                            TERM TO      TERM TO       LOAN
CREDIT SCORE               MATURITY     MATURITY       AGE
-----------------------------------------------------------
800 - 824                       358           347        12
-----------------------------------------------------------
775 - 799                       357           346        11
-----------------------------------------------------------
750 - 774                       358           347        11
-----------------------------------------------------------
725 - 749                       358           347        11
-----------------------------------------------------------
700 - 724                       357           346        11
-----------------------------------------------------------
675 - 699                       358           347        11
-----------------------------------------------------------
650 - 674                       359           347        12
-----------------------------------------------------------
625 - 649                       359           348        11
-----------------------------------------------------------
600 - 624                       360           348        12
-----------------------------------------------------------
575 - 599                       360           348        12
-----------------------------------------------------------
550 - 574                       360           348        12
-----------------------------------------------------------
525 - 549                       360           351         9
-----------------------------------------------------------
500 - 524                       299           286        13
-----------------------------------------------------------
Total:                          358           347        11
-----------------------------------------------------------

W.A.: 737
Lowest: 503
Highest: 821

4. INDEX

---------------------------------------------------------------------------------------------------------------------
                           NUMBER         AGGREGATE          PERCENT       AVERAGE
                             OF            CURRENT           OF LOANS     ORIGINAL      W.A.       W.A.        W.A.
                          MORTGAGE        PRINCIPAL        BY PRINCIPAL   PRINCIPAL    GROSS       FICO      ORIGINAL
INDEX                      LOANS           BALANCE           BALANCE       BALANCE     COUPON      SCORE       LTV
---------------------------------------------------------------------------------------------------------------------
FIX                          2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
---------------------------------------------------------------------------------------------------------------------
Total:                       2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                            W.A.         W.A.
                          ORIGINAL     REMAINING      W.A.
                           TERM TO      TERM TO       LOAN
INDEX                     MATURITY     MATURITY       AGE
----------------------------------------------------------
FIX                            358           347        11
----------------------------------------------------------
Total:                         358           347        11
----------------------------------------------------------

5. LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------
                             NUMBER         AGGREGATE          PERCENT       AVERAGE
                               OF            CURRENT           OF LOANS     ORIGINAL      W.A.        W.A.        W.A.
                            MORTGAGE        PRINCIPAL        BY PRINCIPAL   PRINCIPAL    GROSS       FICO       ORIGINAL
LOAN PURPOSE                 LOANS           BALANCE           BALANCE       BALANCE     COUPON      SCORE        LTV
------------------------------------------------------------------------------------------------------------------------
R/T Refi                       1,011    $   467,855,173.07          45.86% $  469,841      6.79%       737        62.01%
------------------------------------------------------------------------------------------------------------------------
Purchase                         715        319,671,946.86          31.33     453,063     6.769        739        72.98
------------------------------------------------------------------------------------------------------------------------
C/O Refi                         540        232,746,676.93          22.81     436,645     6.831        719        63.24
------------------------------------------------------------------------------------------------------------------------
Total:                         2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                            W.A.         W.A.
                          ORIGINAL     REMAINING      W.A.
                          TERM TO      TERM TO       LOAN
LOAN PURPOSE              MATURITY     MATURITY       AGE
----------------------------------------------------------
R/T Refi                       356           345        12
----------------------------------------------------------
Purchase                       359           349        10
----------------------------------------------------------
C/O Refi                       359           346        12
----------------------------------------------------------
Total:                         358           347        11
----------------------------------------------------------

6. PROPERTY TYPE

---------------------------------------------------------------------------------------------------------------------
                           NUMBER         AGGREGATE          PERCENT       AVERAGE
                             OF            CURRENT           OF LOANS     ORIGINAL      W.A.        W.A.       W.A.
                          MORTGAGE        PRINCIPAL        BY PRINCIPAL   PRINCIPAL     GROSS       FICO     ORIGINAL
PROPERTY TYPE              LOANS           BALANCE           BALANCE       BALANCE     COUPON      SCORE       LTV
---------------------------------------------------------------------------------------------------------------------
SFR                          2,080    $   941,884,103.11          92.32% $  459,296      6.79%       733        65.41%
---------------------------------------------------------------------------------------------------------------------
Condo                           96         38,914,010.87           3.81     410,571     6.836        741        68.93
---------------------------------------------------------------------------------------------------------------------
PUD                             43         18,708,220.84           1.83     441,395     6.845        728        67.24
---------------------------------------------------------------------------------------------------------------------
PUD Attached                    27         11,377,229.08           1.12     426,287      6.77        742        74.94
---------------------------------------------------------------------------------------------------------------------
MultiFamily                     17          7,622,817.05           0.75     453,441     6.926        724        72.36
---------------------------------------------------------------------------------------------------------------------
Coop                             3          1,767,415.91           0.17     595,833     6.909        747        58.29
---------------------------------------------------------------------------------------------------------------------
Total:                       2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                            W.A.         W.A.
                          ORIGINAL     REMAINING      W.A.
                           TERM TO      TERM TO       LOAN
PROPERTY TYPE             MATURITY     MATURITY       AGE
----------------------------------------------------------
SFR                            358           346        11
----------------------------------------------------------
Condo                          360           348        12
----------------------------------------------------------
PUD                            360           345        15
----------------------------------------------------------
PUD Attached                   360           351         9
----------------------------------------------------------
MultiFamily                    360           348        12
----------------------------------------------------------
Coop                           360           347        13
----------------------------------------------------------
Total:                         358           347        11
----------------------------------------------------------

7. OCCUPANCY STATUS

---------------------------------------------------------------------------------------------------------------------
                           NUMBER         AGGREGATE          PERCENT       AVERAGE
                             OF            CURRENT           OF LOANS     ORIGINAL       W.A.       W.A.       W.A.
                          MORTGAGE        PRINCIPAL        BY PRINCIPAL   PRINCIPAL     GROSS       FICO     ORIGINAL
OCCUPANCY STATUS           LOANS           BALANCE           BALANCE       BALANCE     COUPON      SCORE       LTV
---------------------------------------------------------------------------------------------------------------------
Primary                      2,190    $   986,709,352.04          96.71% $  456,963      6.79%       733        65.73%
---------------------------------------------------------------------------------------------------------------------
Secondary                       76         33,564,444.82           3.29     447,217     6.908        742        65.57
---------------------------------------------------------------------------------------------------------------------
Total:                       2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                            W.A.         W.A.
                          ORIGINAL     REMAINING      W.A.
                           TERM TO      TERM TO       LOAN
OCCUPANCY STATUS          MATURITY     MATURITY       AGE
----------------------------------------------------------
Primary                        358           347        11
----------------------------------------------------------
Secondary                      358           346        12
----------------------------------------------------------
Total:                         358           347        11
----------------------------------------------------------

8. GEOGRAPHIC DISTRIBUTION

--------------------------------------------------------------------------------------------------------------------------
                                NUMBER         AGGREGATE          PERCENT       AVERAGE
                                  OF            CURRENT           OF LOANS     ORIGINAL      W.A.        W.A.       W.A.
                               MORTGAGE        PRINCIPAL        BY PRINCIPAL   PRINCIPAL    GROSS       FICO      ORIGINAL
GEOGRAPHIC DISTRIBUTION         LOANS           BALANCE           BALANCE       BALANCE     COUPON      SCORE       LTV
--------------------------------------------------------------------------------------------------------------------------
California                          797    $   368,574,573.51          36.13% $  467,620      6.80%       734        62.23%
--------------------------------------------------------------------------------------------------------------------------
New Jersey                          158         71,867,134.03           7.04     461,106     6.795        735        66.29
--------------------------------------------------------------------------------------------------------------------------
Virginia                            158         67,680,411.73           6.63     436,016     6.761        736        71.68
--------------------------------------------------------------------------------------------------------------------------
Maryland                            119         51,549,029.54           5.05     438,316     6.776        737        69.15
--------------------------------------------------------------------------------------------------------------------------
New York                            112         49,826,619.67           4.88     451,076     6.799        734        64.22
--------------------------------------------------------------------------------------------------------------------------
Texas                                92         41,132,391.18           4.03     454,214     6.768        726        72.03
--------------------------------------------------------------------------------------------------------------------------
Massachusetts                        78         34,022,051.32           3.33     444,219      6.75        731        65.48
--------------------------------------------------------------------------------------------------------------------------
Florida                              74         32,223,558.48           3.16     441,733     6.865        730         66.3
--------------------------------------------------------------------------------------------------------------------------
Colorado                             70         31,601,707.67            3.1     459,115      6.81        743         63.6
--------------------------------------------------------------------------------------------------------------------------
Washington                           63         28,668,270.19           2.81     463,084     6.774        734        66.26
--------------------------------------------------------------------------------------------------------------------------
Minnesota                            61         27,236,044.52           2.67     452,520     6.718        726         68.7
--------------------------------------------------------------------------------------------------------------------------
Connecticut                          45         21,755,077.55           2.13     492,208     6.799        732        60.48
--------------------------------------------------------------------------------------------------------------------------
North Carolina                       45         18,828,723.71           1.85     425,885     6.826        725        69.39
--------------------------------------------------------------------------------------------------------------------------
Pennsylvania                         44         18,659,493.29           1.83     429,440     6.717        724        71.92
--------------------------------------------------------------------------------------------------------------------------
Illinois                             46         18,529,989.84           1.82     407,965     6.738        736        65.16
--------------------------------------------------------------------------------------------------------------------------
Arizona                              29         14,268,674.54            1.4     504,908      6.86        733         67.3
--------------------------------------------------------------------------------------------------------------------------
Georgia                              32         13,696,298.92           1.34     448,637     6.757        736        67.34
--------------------------------------------------------------------------------------------------------------------------
District of Columbia                 24         11,172,213.34            1.1     470,975     6.817        743        67.58
--------------------------------------------------------------------------------------------------------------------------
Oregon                               21          9,241,346.98           0.91     445,479       6.8        737        64.48
--------------------------------------------------------------------------------------------------------------------------
Michigan                             21          8,884,854.90           0.87     427,838     6.807        728        67.82
--------------------------------------------------------------------------------------------------------------------------
Other                               177         80,855,331.95           7.92     463,048      6.82        733         69.6
--------------------------------------------------------------------------------------------------------------------------
Total:                            2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------
                                 W.A.         W.A.
                               ORIGINAL     REMAINING      W.A.
                                TERM TO      TERM TO       LOAN
GEOGRAPHIC DISTRIBUTION        MATURITY     MATURITY       AGE
---------------------------------------------------------------
California                          359           348        11
---------------------------------------------------------------
New Jersey                          358           346        12
---------------------------------------------------------------
Virginia                            360           348        11
---------------------------------------------------------------
Maryland                            357           345        12
---------------------------------------------------------------
New York                            358           347        11
---------------------------------------------------------------
Texas                               358           346        12
---------------------------------------------------------------
Massachusetts                       356           345        11
---------------------------------------------------------------
Florida                             359           348        11
---------------------------------------------------------------
Colorado                            360           348        12
---------------------------------------------------------------
Washington                          357           345        12
---------------------------------------------------------------
Minnesota                           357           345        12
---------------------------------------------------------------
Connecticut                         351           339        11
---------------------------------------------------------------
North Carolina                      359           346        13
---------------------------------------------------------------
Pennsylvania                        357           345        12
---------------------------------------------------------------
Illinois                            357           345        12
---------------------------------------------------------------
Arizona                             360           347        13
---------------------------------------------------------------
Georgia                             351           340        11
---------------------------------------------------------------
District of Columbia                360           348        12
---------------------------------------------------------------
Oregon                              356           343        12
---------------------------------------------------------------
Michigan                            360           349        11
---------------------------------------------------------------
Other                               357           345        12
---------------------------------------------------------------
Total:                              358           347        11
---------------------------------------------------------------

9. COUNTY DISTRIBUTION

---------------------------------------------------------------------------------------------------------------------
                           NUMBER         AGGREGATE          PERCENT       AVERAGE
                             OF            CURRENT           OF LOANS     ORIGINAL      W.A.        W.A.       W.A.
                          MORTGAGE        PRINCIPAL        BY PRINCIPAL   PRINCIPAL    GROSS       FICO      ORIGINAL
COUNTY DISTRIBUTION        LOANS           BALANCE           BALANCE       BALANCE     COUPON      SCORE       LTV
---------------------------------------------------------------------------------------------------------------------
LOS ANGELES, CA                161    $    77,303,440.75           7.58% $  485,399      6.81%       731        60.38%
---------------------------------------------------------------------------------------------------------------------
SANTA CLARA, CA                100         48,421,368.05           4.75     489,639     6.791        738        57.24
---------------------------------------------------------------------------------------------------------------------
ORANGE, CA                     100         45,513,367.74           4.46     460,430     6.794        731        67.66
---------------------------------------------------------------------------------------------------------------------
SAN DIEGO, CA                   74         32,618,297.60            3.2     445,776     6.791        723        63.88
---------------------------------------------------------------------------------------------------------------------
FAIRFAX, VA                     69         31,326,378.38           3.07     460,762     6.746        735        68.88
---------------------------------------------------------------------------------------------------------------------
MONTGOMERY, MD                  65         28,838,496.83           2.83     449,214      6.75        742        66.17
---------------------------------------------------------------------------------------------------------------------
SAN MATEO, CA                   48         25,103,347.38           2.46     529,027      6.78        744        54.07
---------------------------------------------------------------------------------------------------------------------
ALAMEDA, CA                     52         23,598,397.08           2.31     458,285     6.756        731        63.62
---------------------------------------------------------------------------------------------------------------------
KING, WA                        42         19,652,152.28           1.93     475,365     6.763        731        64.61
---------------------------------------------------------------------------------------------------------------------
CONTRA COSTA, CA                40         18,841,624.10           1.85     476,076      6.78        736        61.42
---------------------------------------------------------------------------------------------------------------------
Other                        1,515        669,056,926.67          65.58     448,429     6.795        733        67.41
---------------------------------------------------------------------------------------------------------------------
Total:                       2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
---------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                            W.A.         W.A.
                          ORIGINAL     REMAINING      W.A.
                           TERM TO      TERM TO       LOAN
COUNTY DISTRIBUTION       MATURITY     MATURITY       AGE
----------------------------------------------------------
LOS ANGELES, CA                358           347        11
----------------------------------------------------------
SANTA CLARA, CA                360           349        10
----------------------------------------------------------
ORANGE, CA                     359           347        11
----------------------------------------------------------
SAN DIEGO, CA                  359           348        11
----------------------------------------------------------
FAIRFAX, VA                    359           348        12
----------------------------------------------------------
MONTGOMERY, MD                 356           343        12
----------------------------------------------------------
SAN MATEO, CA                  358           347        11
----------------------------------------------------------
ALAMEDA, CA                    358           348        10
----------------------------------------------------------
KING, WA                       358           346        12
----------------------------------------------------------
CONTRA COSTA, CA               359           348        11
----------------------------------------------------------
Other                          358           346        11
----------------------------------------------------------
Total:                         358           347        11
----------------------------------------------------------

10. ORIGINAL LTV

--------------------------------------------------------------------------------------------------------------------------------
                                      NUMBER         AGGREGATE          PERCENT       AVERAGE
                                        OF            CURRENT           OF LOANS     ORIGINAL      W.A.        W.A.       W.A.
                                     MORTGAGE        PRINCIPAL        BY PRINCIPAL   PRINCIPAL     GROSS       FICO     ORIGINAL
ORIGINAL LTV                          LOANS           BALANCE           BALANCE       BALANCE     COUPON      SCORE       LTV
--------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                                2    $     1,696,594.07           0.17% $  860,000      6.61%       684         7.32%
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                               1            777,002.86           0.08     782,500      6.75        763        12.04
--------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00                               5          2,861,613.36           0.28     577,200     6.797        768        17.76
--------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                               7          3,031,367.73            0.3     436,571     6.734        754         23.6
--------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                              17          9,180,244.23            0.9     546,295       6.8        757        27.07
--------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                              42         22,062,459.51           2.16     543,949     6.802        735        32.62
--------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                              46         22,783,871.14           2.23     502,468     6.812        730        37.95
--------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                              84         39,899,226.99           3.91     480,974     6.772        740        42.41
--------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                             105         52,422,754.92           5.14     506,831     6.774        751        47.54
--------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                             123         56,237,752.36           5.51     465,811     6.781        731        52.84
--------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                             186         85,468,805.95           8.38     465,446     6.757        738        57.77
--------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                             248        117,876,177.69          11.55     481,850     6.763        733        62.82
--------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                             384        183,234,175.79          17.96     483,178     6.773        734        68.23
--------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                             278        122,406,281.98             12     446,334     6.818        722        73.64
--------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                             670        275,768,059.41          27.03     417,269     6.809        734        79.34
--------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                              12          4,712,215.25           0.46     397,684     6.829        729        83.36
--------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                              42         15,201,193.28           1.49     366,328     6.927        715        89.27
--------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                              14          4,654,000.34           0.46     336,487      6.99        695         94.1
--------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                            W.A.         W.A.
                          ORIGINAL     REMAINING      W.A.
                           TERM TO      TERM TO       LOAN
ORIGINAL LTV              MATURITY     MATURITY       AGE
----------------------------------------------------------
5.01 - 10.00                   360           345        15
----------------------------------------------------------
10.01 - 15.00                  360           352         8
----------------------------------------------------------
15.01 - 20.00                  360           350        10
----------------------------------------------------------
20.01 - 25.00                  360           351         9
----------------------------------------------------------
25.01 - 30.00                  360           349        11
----------------------------------------------------------
30.01 - 35.00                  358           347        11
----------------------------------------------------------
35.01 - 40.00                  357           345        12
----------------------------------------------------------
40.01 - 45.00                  359           348        11
----------------------------------------------------------
45.01 - 50.00                  355           344        11
----------------------------------------------------------
50.01 - 55.00                  357           345        12
----------------------------------------------------------
55.01 - 60.00                  357           346        11
----------------------------------------------------------
60.01 - 65.00                  358           347        11
----------------------------------------------------------
65.01 - 70.00                  358           346        11
----------------------------------------------------------
70.01 - 75.00                  358           346        12
----------------------------------------------------------
75.01 - 80.00                  359           347        11
----------------------------------------------------------
80.01 - 85.00                  350           338        12
----------------------------------------------------------
85.01 - 90.00                  357           346        12
----------------------------------------------------------
90.01 - 95.00                  360           348        12
----------------------------------------------------------
Total:                         358           347        11
----------------------------------------------------------

W.A.: 65.73%
Lowest: 7.14%
Highest: 95.00%

11. ORIGINAL TERM

--------------------------------------------------------------------------------------------------------------------------------
                                      NUMBER         AGGREGATE          PERCENT       AVERAGE
                                        OF            CURRENT           OF LOANS     ORIGINAL       W.A.       W.A.       W.A.
                                     MORTGAGE        PRINCIPAL        BY PRINCIPAL   PRINCIPAL     GROSS       FICO     ORIGINAL
ORIGINAL TERM                         LOANS           BALANCE           BALANCE       BALANCE     COUPON      SCORE       LTV
--------------------------------------------------------------------------------------------------------------------------------
240                                        36    $    13,705,116.72           1.34% $  390,857      6.81%       741        65.36%
--------------------------------------------------------------------------------------------------------------------------------
252                                         1            315,765.03           0.03     324,935      6.75        779        49.99
--------------------------------------------------------------------------------------------------------------------------------
276                                         1            656,588.11           0.06     665,900      6.75        669        52.85
--------------------------------------------------------------------------------------------------------------------------------
300                                        14          5,508,983.29           0.54     399,071     6.763        742        55.49
--------------------------------------------------------------------------------------------------------------------------------
312                                         3          1,114,975.19           0.11     376,467      6.76        757         56.5
--------------------------------------------------------------------------------------------------------------------------------
324                                         2            771,230.99           0.08     391,000     6.625        744        63.43
--------------------------------------------------------------------------------------------------------------------------------
336                                         2            725,160.12           0.07     366,000     6.811        705        75.85
--------------------------------------------------------------------------------------------------------------------------------
348                                         1            454,819.15           0.04     458,300      6.75        691        41.66
--------------------------------------------------------------------------------------------------------------------------------
351                                         1            328,373.67           0.03     334,319      6.25        733        84.64
--------------------------------------------------------------------------------------------------------------------------------
352                                         1            358,970.65           0.04     364,500     7.125        659           90
--------------------------------------------------------------------------------------------------------------------------------
359                                         1            505,027.18           0.05     510,982      6.75        760        78.13
--------------------------------------------------------------------------------------------------------------------------------
360                                     2,203        995,828,786.76           97.6     458,364     6.791        733        65.79
--------------------------------------------------------------------------------------------------------------------------------
Total:                                  2,266    $ 1,020,273,796.86         100.00% $  456,636      6.79%       733        65.73%
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                            W.A.         W.A.
                          ORIGINAL     REMAINING      W.A.
                           TERM TO      TERM TO       LOAN
ORIGINAL TERM             MATURITY     MATURITY       AGE
----------------------------------------------------------
240                            240           229        11
----------------------------------------------------------
252                            252           237        15
----------------------------------------------------------
276                            276           267         9
----------------------------------------------------------
300                            300           290        10
----------------------------------------------------------
312                            312           303         9
----------------------------------------------------------
324                            324           312        12
----------------------------------------------------------
336                            336           327         9
----------------------------------------------------------
348                            348           340         8
----------------------------------------------------------
351                            351           334        17
----------------------------------------------------------
352                            352           336        16
----------------------------------------------------------
359                            359           346        13
----------------------------------------------------------
360                            360           349        11
----------------------------------------------------------
Total:                         358           347        11
----------------------------------------------------------

W.A.: 357.9 months
Lowest: 240 months
Highest: 360 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

GLOBAL STRUCTURED FINANCE
BAFC 2003-1
COLLATERAL SUMMARY REPORT

1. GENERAL POOL CHARACTERISTICS

Pool Size: $1,020,273,796.86
Loan Count: 2,266
Cut-off Date: 2003-04-01
Avg. Loan Balance: $450,253.22
Avg. Orig. Balance: $456,635.85
W.A. FICO*: 737
W.A. Orig. LTV: 65.73%
W.A. Cut-Off LTV: 64.87%
W.A. Gross Coupon: 6.791%
W.A. Net Coupon: 6.541%
W.A. Administration Fee: 0.250%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 347 months
W.A. Age: 11 months
% over 80 COLTV: 2.30%
% over 100 COLTV: 0.00%
% with PMI: 2.41%
W.A. MI Coverage: 23.18%
W.A. MI Adjusted LTV: 64.37%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.55%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

2. ORIGINAL BALANCE

-----------------------------------------------
ORIGINAL BALANCE                        PERCENT
-----------------------------------------------
* 250,000.00                               0.71%
-----------------------------------------------
250,000.01 - 350,000.00                   14.96
-----------------------------------------------
350,000.01 - 450,000.00                   34.21
-----------------------------------------------
450,000.01 - 550,000.00                   19.38
-----------------------------------------------
550,000.01 - 650,000.00                    14.6
-----------------------------------------------
650,000.01 - 750,000.00                    4.22
-----------------------------------------------
750,000.01 - 850,000.00                    5.03
-----------------------------------------------
850,000.01 - 950,000.00                    2.52
-----------------------------------------------
950,000.01 - 1,050,000.00                  4.38
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------
* - less than or equal

Average: $456,635.85
Lowest: $63,700.00
Highest: $1,000,000.00

3. CUT-OFF BALANCE

----------------------------------------------
CUT-OFF BALANCE                        PERCENT
----------------------------------------------
1. - 100,000.                             0.08%
----------------------------------------------
100,001. - 200,000.                       0.47
----------------------------------------------
200,001. - 300,000.                       0.84
----------------------------------------------
300,001. - 400,000.                      35.74
----------------------------------------------
400,001. - 500,000.                      25.43
----------------------------------------------
500,001. - 600,000.                      12.85
----------------------------------------------
600,001. - 700,000.                      10.58
----------------------------------------------
700,001. - 800,000.                       5.31
----------------------------------------------
800,001. - 900,000.                       3.65
----------------------------------------------
900,001. - 1,000,000.                     5.06
----------------------------------------------
Total:                                  100.00%
----------------------------------------------

Average: 450,253.22
Lowest: 45,431.43
Highest: 993,142.68

4. LIEN POSITION

----------------------------------------------
LIEN POSITION                          PERCENT
----------------------------------------------
1                                       100.00%
----------------------------------------------
Total:                                  100.00%
----------------------------------------------

5. COUPON

-----------------------------------------------
COUPON                                  PERCENT
-----------------------------------------------
5.251 - 5.375                              0.05%
-----------------------------------------------
5.626 - 5.750                              0.12
-----------------------------------------------
5.751 - 5.875                              0.04
-----------------------------------------------
5.876 - 6.000                               0.2
-----------------------------------------------
6.001 - 6.125                              0.26
-----------------------------------------------
6.126 - 6.250                              1.13
-----------------------------------------------
6.251 - 6.375                              2.67
-----------------------------------------------
6.376 - 6.500                              7.15
-----------------------------------------------
6.501 - 6.625                                16
-----------------------------------------------
6.626 - 6.750                              30.8
-----------------------------------------------
6.751 - 6.875                             21.44
-----------------------------------------------
6.876 - 7.000                              9.45
-----------------------------------------------
7.001 - 7.125                               5.1
-----------------------------------------------
7.126 - 7.250                              4.19
-----------------------------------------------
7.251 - 7.375                              0.78
-----------------------------------------------
7.376 - 7.500                              0.61
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------
W.A.: 6.791
Lowest: 5.375
Highest: 7.500

6. CREDIT SCORE*

-----------------------------------------------
CREDIT SCORE*                           PERCENT
-----------------------------------------------
801 - 850                                  2.83%
-----------------------------------------------
751 - 800                                 44.16
-----------------------------------------------
701 - 750                                 31.37
-----------------------------------------------
651 - 700                                 16.16
-----------------------------------------------
601 - 650                                  4.26
-----------------------------------------------
551 - 600                                  1.13
-----------------------------------------------
501 - 550                                  0.09
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------
W.A.: 737
Lowest: 503
Highest: 821

7. PMI PROVIDERS

-----------------------------------------------
PMI PROVIDERS                           PERCENT
-----------------------------------------------
NONE                                      97.59%
-----------------------------------------------
MGIC                                       0.56
-----------------------------------------------
PMIC                                        0.4
-----------------------------------------------
GEMIC                                       0.4
-----------------------------------------------
AMERIN GUARANTY                            0.39
-----------------------------------------------
RMIC                                       0.27
-----------------------------------------------
UGRIC                                      0.24
-----------------------------------------------
TRIAD GUARANTY                             0.14
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------

8. PRODUCT TYPE

-----------------------------------------------
PRODUCT TYPE                            PERCENT
-----------------------------------------------
30 YR FIXED                               97.65%
-----------------------------------------------
20 YR FIXED                                1.34
-----------------------------------------------
25 YR FIXED                                0.54
-----------------------------------------------
29 YR FIXED                                0.11
-----------------------------------------------
26 YR FIXED                                0.11
-----------------------------------------------
27 YR FIXED                                0.08
-----------------------------------------------
28 YR FIXED                                0.07
-----------------------------------------------
23 YR FIXED                                0.06
-----------------------------------------------
21 YR FIXED                                0.03
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------

9. LOAN PURPOSE

-----------------------------------------------
LOAN PURPOSE                            PERCENT
-----------------------------------------------
R/T Refi                                  45.86%
-----------------------------------------------
Purchase                                  31.33
-----------------------------------------------
C/O Refi                                  22.81
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------

10. LOAN TYPE

-----------------------------------------------
LOAN TYPE                               PERCENT
-----------------------------------------------
CONVENTIONAL                             100.00%
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------

11. PROPERTY TYPE

-----------------------------------------------
PROPERTY TYPE                           PERCENT
-----------------------------------------------
SFR                                       92.32%
-----------------------------------------------
Condo                                      3.81
-----------------------------------------------
PUD                                        1.83
-----------------------------------------------
PUD Attached                               1.12
-----------------------------------------------
MultiFamily                                0.75
-----------------------------------------------
Coop                                       0.17
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------

12. OCCUPANCY STATUS

-----------------------------------------------
OCCUPANCY STATUS                        PERCENT
-----------------------------------------------
Primary                                   96.71%
-----------------------------------------------
Secondary                                  3.29
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------

13. DOCUMENTATION

-----------------------------------------------
DOCUMENTATION                           PERCENT
-----------------------------------------------
Full Doc                                  82.66%
-----------------------------------------------
No Doc                                      8.8
-----------------------------------------------
Asset Only                                 6.63
-----------------------------------------------
Income Only                                1.92
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------

14. STATE

-----------------------------------------------
STATE                                   PERCENT
-----------------------------------------------
California                                36.13%
-----------------------------------------------
New Jersey                                 7.04
-----------------------------------------------
Virginia                                   6.63
-----------------------------------------------
Maryland                                   5.05
-----------------------------------------------
New York                                   4.88
-----------------------------------------------
Other                                     40.26
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------

15. ZIP CODE

-----------------------------------------------
ZIP CODE                                PERCENT
-----------------------------------------------
90210                                      0.55%
-----------------------------------------------
20817                                      0.54
-----------------------------------------------
94024                                      0.44
-----------------------------------------------
20815                                      0.43
-----------------------------------------------
22124                                      0.42
-----------------------------------------------
Other                                     97.62
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------

16. OLTV

-----------------------------------------------
OLTV                                    PERCENT
-----------------------------------------------
* 20.0                                     0.52%
-----------------------------------------------
20.1 - 25.0                                 0.3
-----------------------------------------------
25.1 - 30.0                                 0.9
-----------------------------------------------
30.1 - 35.0                                2.16
-----------------------------------------------
35.1 - 40.0                                2.23
-----------------------------------------------
40.1 - 45.0                                3.91
-----------------------------------------------
45.1 - 50.0                                5.14
-----------------------------------------------
50.1 - 55.0                                5.51
-----------------------------------------------
55.1 - 60.0                                8.38
-----------------------------------------------
60.1 - 65.0                               11.55
-----------------------------------------------
65.1 - 70.0                               17.96
-----------------------------------------------
70.1 - 75.0                                  12
-----------------------------------------------
75.1 - 80.0                               27.03
-----------------------------------------------
80.1 - 85.0                                0.46
-----------------------------------------------
85.1 - 90.0                                1.49
-----------------------------------------------
90.1 - 95.0                                0.46
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------
* - less than or equal

W.A.: 65.73%
Lowest: 7.14%
Highest: 95.00%

17. CUT-OFF LTV

-----------------------------------------------
CUT-OFF LTV                             PERCENT
-----------------------------------------------
* 20.0                                     0.57%
-----------------------------------------------
20.1 - 25.0                                 0.3
-----------------------------------------------
25.1 - 30.0                                0.96
-----------------------------------------------
30.1 - 35.0                                2.33
-----------------------------------------------
35.1 - 40.0                                 2.2
-----------------------------------------------
40.1 - 45.0                                4.16
-----------------------------------------------
45.1 - 50.0                                5.04
-----------------------------------------------
50.1 - 55.0                                6.04
-----------------------------------------------
55.1 - 60.0                                8.81
-----------------------------------------------
60.1 - 65.0                               11.93
-----------------------------------------------
65.1 - 70.0                               17.23
-----------------------------------------------
70.1 - 75.0                               12.35
-----------------------------------------------
75.1 - 80.0                               25.78
-----------------------------------------------
80.1 - 85.0                                 0.5
-----------------------------------------------
85.1 - 90.0                                1.45
-----------------------------------------------
90.1 - 95.0                                0.35
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------
* - less than or equal

W.A.: 64.87%
Lowest: 6.33%
Highest: 94.38%

18. DELINQUENCY*

-----------------------------------------------
DELINQUENCY*                            PERCENT
-----------------------------------------------
0-29 days                                100.00%
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------
* MBA method

19. PREPAY PENALTY FLAG

-----------------------------------------------
PREPAY PENALTY FLAG                     PERCENT
-----------------------------------------------
N                                        100.00%
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------

20. PREPAY PENALTY TERM

-----------------------------------------------
PREPAY PENALTY TERM                     PERCENT
-----------------------------------------------
0                                        100.00%
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------
W.A.: 0.0
Lowest: 0
Highest: 0

21. ORIGINAL TERM

-----------------------------------------------
ORIGINAL TERM                           PERCENT
-----------------------------------------------
240                                        1.34%
-----------------------------------------------
252                                        0.03
-----------------------------------------------
276                                        0.06
-----------------------------------------------
300                                        0.54
-----------------------------------------------
312                                        0.11
-----------------------------------------------
324                                        0.08
-----------------------------------------------
336                                        0.07
-----------------------------------------------
348                                        0.04
-----------------------------------------------
351                                        0.03
-----------------------------------------------
352                                        0.04
-----------------------------------------------
359                                        0.05
-----------------------------------------------
360                                        97.6
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------
W.A.: 357.9 months
Lowest: 240 months
Highest: 360 months

22. SCHEDULED REMAINING TERM

-----------------------------------------------
SCHEDULED REMAINING TERM                PERCENT
-----------------------------------------------
181 - 228                                  0.69%
-----------------------------------------------
229 - 234                                  0.65
-----------------------------------------------
235 - 240                                  0.03
-----------------------------------------------
241 - 288                                  0.15
-----------------------------------------------
289 - 294                                  0.46
-----------------------------------------------
301 - 342                                  0.58
-----------------------------------------------
343 - 348                                 46.63
-----------------------------------------------
349 - 354                                  50.8
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------
W.A.: 346.5 months
Lowest: 224 months
Highest: 352 months

23. CUT-OFF LOAN AGE

-----------------------------------------------
CUT-OFF LOAN AGE                        PERCENT
-----------------------------------------------
7 - 12                                    52.56%
-----------------------------------------------
13 - 18                                    47.3
-----------------------------------------------
19 - 24                                    0.14
-----------------------------------------------
Total:                                   100.00%
-----------------------------------------------
W.A.: 11.3 months
Lowest: 8 months
Highest: 21 months

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                           GLOBAL STRUCTURED FINANCE

                                   BAFC 2003-1
                              COLLATERAL REPLINES

------------------------------------------------------------------------------------------------------------------------------
                                                                                           ORIGINAL                  REMAINING
                      NUMBER OF        SCHEDULED                          ORIGINAL          TERM TO     ORIGINAL      TERM TO
                      MORTGAGE         PRINCIPAL        PERCENT OF          LOAN            STATED    AMORTIZATION     STATED
      COUPON            LOANS           BALANCE          BALANCE          BALANCE          MATURITY       TERM        MATURITY
------------------------------------------------------------------------------------------------------------------------------
           5.375              1          534,455.60           0.05          540,000.00       360.00         360.00      351.00
------------------------------------------------------------------------------------------------------------------------------
           5.750              3        1,255,833.83           0.12        1,277,000.00       360.00         360.00      344.66
------------------------------------------------------------------------------------------------------------------------------
           5.875              1          366,683.89           0.04          380,000.00       360.00         360.00      352.00
------------------------------------------------------------------------------------------------------------------------------
           6.000              4        2,064,461.89           0.20        2,094,100.00       360.00         360.00      349.37
------------------------------------------------------------------------------------------------------------------------------
           6.125              6        2,608,195.48           0.26        2,640,500.00       360.00         360.00      348.34
------------------------------------------------------------------------------------------------------------------------------
           6.250             25       11,497,885.71           1.13       11,662,865.00       359.74         359.74      347.11
------------------------------------------------------------------------------------------------------------------------------
           6.375             61       27,267,335.94           2.67       27,821,436.00       357.82         357.82      347.05
------------------------------------------------------------------------------------------------------------------------------
           6.500            164       72,967,428.47           7.15       73,798,731.00       357.77         357.77      347.85
------------------------------------------------------------------------------------------------------------------------------
           6.625            362      163,260,806.68          16.00      165,565,329.00       357.97         357.97      347.71
------------------------------------------------------------------------------------------------------------------------------
           6.750            679      314,204,652.43          30.80      318,583,432.00       357.66         357.66      346.49
------------------------------------------------------------------------------------------------------------------------------
           6.875            474      218,741,314.90          21.44      221,484,965.00       358.46         358.46      347.06
------------------------------------------------------------------------------------------------------------------------------
           7.000            225       96,459,798.21           9.45       98,109,871.00       356.17         356.17      343.87
------------------------------------------------------------------------------------------------------------------------------
           7.125            125       52,071,247.47           5.10       52,918,606.00       356.61         356.61      343.79
------------------------------------------------------------------------------------------------------------------------------
           7.250             98       42,767,582.30           4.19       43,463,656.00       360.00         360.00      346.09
------------------------------------------------------------------------------------------------------------------------------
           7.375             23        8,001,095.87           0.78        8,111,446.00       360.00         360.00      345.53
------------------------------------------------------------------------------------------------------------------------------
           7.500             15        6,205,018.19           0.61        6,284,898.00       360.00         360.00      345.51
------------------------------------------------------------------------------------------------------------------------------
  Grand Total:            2,266    1,020,273,796.86         100.00    1,034,736,835.00       357.87         357.87      346.52
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                     LOAN        GROSS          NET
      COUPON          AGE        COUPON        COUPON
--------------------------------------------------------
           5.375        9.00  5.3750000000  5.1250000000
--------------------------------------------------------
           5.750       15.34  5.7500000000  5.5000000000
--------------------------------------------------------
           5.875        8.00  5.8750000000  5.6250000000
--------------------------------------------------------
           6.000       10.63  6.0000000000  5.7500000000
--------------------------------------------------------
           6.125       11.66  6.1250000000  5.8750000000
--------------------------------------------------------
           6.250       12.63  6.2500000000  6.0000000000
--------------------------------------------------------
           6.375       10.77  6.3750000000  6.1250000000
--------------------------------------------------------
           6.500        9.92  6.5000000000  6.2500000000
--------------------------------------------------------
           6.625       10.26  6.6250000000  6.3750000000
--------------------------------------------------------
           6.750       11.17  6.7500000000  6.5000000000
--------------------------------------------------------
           6.875       11.40  6.8750000000  6.6250000000
--------------------------------------------------------
           7.000       12.30  7.0000000000  6.7500000000
--------------------------------------------------------
           7.125       12.82  7.1250000000  6.8750000000
--------------------------------------------------------
           7.250       13.91  7.2500000000  7.0000000000
--------------------------------------------------------
           7.375       14.47  7.3750000000  7.1250000000
--------------------------------------------------------
           7.500       14.49  7.5000000000  7.2500000000
--------------------------------------------------------
  Grand Total:         11.35  6.7910761234  6.5410761234
--------------------------------------------------------

Banc of America Securities LLC
 4/14/2003  17:16

     This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.